Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December     , 2008 by and among DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), DIAMONDROCK HOSPITALITY COMPANY, a corporation formed under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of February 28, 2007 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendment to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended by restating Section 10.1.(b) in its entirety as follows:

(b)           Minimum Fixed Charge Coverage Ratio.  The ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for the period of four consecutive fiscal quarters of the Parent most recently ending to (ii) Fixed Charges for such period, to be less than 1.60 to 1.00 at any time.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)           A counterpart of this Amendment duly executed by the Borrower, the Parent and the Lenders constituting the Requisite Lenders;

(b)           An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c)           Evidence that the fees payable under Section 6 below have been paid; and

(d)           Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Agent and the Lenders that:

(a)           Authorization.  Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each of the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each of the Borrower and the Parent enforceable against each such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)           Compliance with Laws, etc.  The execution and delivery by each of the Borrower and the Parent of this Amendment and the performance by each such Person of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(d)           Guarantors.  As of the date hereof, each Material Subsidiary required to execute and deliver an Accession Agreement to the Agent under Section 8.14. of the Credit Agreement has done so and all of the other items required to be delivered to the Agent under such Section with respect to each such Accession Agreement has been so delivered.

Section 4.  Reaffirmation of Representations by Borrower.  Each of the Borrower and the Parent hereby repeats and reaffirms all representations and warranties made by such Person to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

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Section 5.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.  Amendment Fee.  In consideration of a Lender agreeing to amend the Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of each Lender executing and delivering this Amendment a fee in the amount 10 basis points of each Lender’s commitment.

Section 7.  Expenses.  The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

DIAMONDROCK HOSPITALITY LIMITED
PARTNERSHIP

By:	DiamondRock Hospitality Company, its sole General Partner

By:
	Name:	Sean M. Mahoney
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

DIAMONDROCK HOSPITALITY COMPANY

By:
	Name:	Sean M. Mahoney
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

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[Signature Page to First Amendment to Amended and Restated Credit Agreement

for DiamondRock Hospitality Limited Partnership]

WACHOVIA BANK, NATIONAL ASSOCIATION, as
Agent and as a Lender

By:
Name:
Title:

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[Signature Page to First Amendment to Amended and Restated Credit Agreement

for DiamondRock Hospitality Limited Partnership]

BANK OF AMERICA, N.A.

By:
Name:
Title:

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[Signature Page to First Amendment to Amended and Restated Credit Agreement

for DiamondRock Hospitality Limited Partnership]

CITICORP NORTH AMERICA, INC.

By:
Name:
Title:

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[Signature Page to First Amendment to Amended and Restated Credit Agreement

for DiamondRock Hospitality Limited Partnership]

THE ROYAL BANK OF SCOTLAND

By:
Name:
Title:

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[Signature Page to First Amendment to Amended and Restated Credit Agreement

for DiamondRock Hospitality Limited Partnership]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

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[Signature Page to First Amendment to Amended and Restated Credit Agreement

for DiamondRock Hospitality Limited Partnership]

MERRILL LYNCH BANK USA

By:
Name:
Title:

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[Signature Page to First Amendment to Amended and Restated Credit Agreement

for DiamondRock Hospitality Limited Partnership]

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of December       , 2008 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, DiamondRock Hospitality Limited Partnership (the “Borrower”), DiamondRock Hospitality Company (the “Parent”), the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of February 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of February 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Agent and the Lenders are to enter into a First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

A-1

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

DIAMONDROCK HOSPITALITY COMPANY

By:
Name:
Title:

BLOODSTONE TRS, INC.

By:
Name:
Title:

DIAMONDROCK ALPHARETTA OWNER, LLC

By:
Name:
Title:

DIAMONDROCK BOSTON OWNER, LLC

By: DiamondRock Hospitality Limited Partnership, its sole manager
By: DiamondRock Hospitality Company, its sole general partner

By:
Name:
Title:

DIAMONDROCK BUCKHEAD OWNER, LLC

By:
Name:
Title:

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DIAMONDROCK CHICAGO CONRAD OWNER, LLC

By:
Name:
Title:

DIAMONDROCK OAK BROOK OWNER, LLC

By:
Name:
Title:

DIAMONDROCK SONOMA OWNER, LLC

By:
Name:
Title:

DIAMONDROCK TORRANCE OWNER, LLC

By:
Name:
Title:

DIAMONDROCK VAIL OWNER, LLC

By:
Name:
Title:

NOBLE-DIAMONDROCK PERIMETER CENTER OWNER, LLC

By:
Name:
Title:

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DIAMONDROCK AT ALPHARETTA TENANT, LLC

By:
Name:
Title:

DIAMONDROCK BOSTON TENANT, LLC

By:
Name:
Title:

DIAMONDROCK BUCKHEAD TENANT, LLC

By:
Name:
Title:

DIAMONDROCK CHICAGO CONRAD TENANT, LLC

By:
Name:
Title:

DIAMONDROCK OAK BROOK TENANT, LLC

By:
Name:
Title:

DIAMONDROCK SONOMA TENANT, LLC

By:
Name:
Title:

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DIAMONDROCK TORRANCE TENANT, LLC

By:
Name:
Title:

DIAMONDROCK VAIL TENANT, LLC

By:
Name:
Title:

NOBLE-DIAMONDROCK PERIMETER CENTER TENANT, LLC

By:
Name:
Title: